                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                    FORM 8-K

                                 CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported):  July 9, 1999


                             The Right Start, Inc.
          ------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

     California                        0-19536                            95-3971414
--------------------             ---------------------------         --------------------
  (State or Other                 (Commission File Number)               (IRS Employer
  Jurisdiction of                                                        Identification
  Incorporation)                                                              No.)

   5388 Sterling Center Drive, Unit C
      Westlake Village, California                                91361
-------------------------------------------                    ------------
(Address of Principal Executive Offices)                        (Zip Code)


                                 (818) 707-7100
                         ------------------------------
              (Registrant's telephone number, including area code)

                                 Not applicable
          ------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events
         ------------

              The Registrant's press release relating to the financing of RightStart.com Inc. has been filed as an exhibit to this Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

         (c)  Exhibits

              10.1 Form of Securities Purchase Agreement dated July 9, 1999 (Series A Convertible Preferred Stock of RightStart.com)
              10.2 Form of Investors' Rights Agreement dated July 9, 1999 (RightStart.com)
              10.3 Management Services Agreement dated July 9, 1999 between The Right Start, Inc. and RightStart.com Inc.
              10.4 Intellectual Property Agreement dated July 9, 1999 between The Right Start, Inc. and RightStart.com Inc.
              99.1  Press Release of the Registrant dated July 12, 1999.
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      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          THE RIGHT START, INC.


Date:  July 12, 1999                       /s/ Gina M. Engelhard
                                        -------------------------------
                                         Gina M. Engelhard
                                         Chief Financial Officer and
                                         Secretary
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                                 EXHIBIT INDEX


10.1 Form of Securities Purchase Agreement dated July 9, 1999 (Series A Convertible Preferred Stock of RightStart.com)

10.2  Form of Investors' Rights Agreement dated July 9, 1999 (RightStart.com)

10.3 Management Services Agreement dated July 9, 1999 between The Right Start, Inc. and RightStart.com Inc.

10.4 Intellectual Property Agreement dated July 9, 1999 between The Right Start, Inc. and RightStart.com Inc.

99.1  Press Release of the Registrant dated July 12, 1999.